UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450

Franklin Templeton Global Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
October 31, 2017

Templeton Global Currency Fund

A SERIES OF FRANKLIN TEMPLETON GLOBAL TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Annual Report and Shareholder Letter October 31, 2017 Templeton Global Currency Fund A SERIES OF FRANKLIN TEMPLETON GLOBAL TRUST

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended October 31, 2017, the global economy grew moderately due in part to the accommodative monetary policies of various central banks. Although investors expressed concerns about the UK’s exit from the European Union and geopolitical tensions in multiple regions, the markets responded positively to encouraging corporate earnings reports and generally upbeat economic data across regions. During the period the US Federal Reserve raised its federal funds target rate three times and began normalizing its balance sheet in October, while the Bank of Japan and European Central Bank kept their benchmark interest rates unchanged. In this environment, the J.P. Morgan 3 Month Global Cash Index generated positive returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Currency Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Franklin Templeton Global Trust

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Global Currency Fund

This annual report for Templeton Global Currency Fund covers the fiscal year ended October 31, 2017. Effective December 31, 2017, as approved by the board of trustees, the Fund’s fiscal year end will be changed to December 31. As a result, the Fund will experience a shortened fiscal year covering the transitional period between the Fund’s current fiscal year-end and December 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks total return through investments that create exposure to global currencies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities and investments that create exposure to currencies across developed, emerging and frontier markets, including debt obligations of any maturity, money market instruments, cash deposits and derivative instruments. The Fund invests at least 40% of its net assets in securities and other investments that create exposure to foreign currencies.

Performance Overview

The Fund’s Class A shares delivered a +2.70% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which tracks total returns of short-term euro-currency deposits, generated a +4.27% total return for the same period.1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The US dollar depreciated 3.13% relative to its major trading partners during the period.2 In particular, the US dollar gained 8.13% versus the Japanese yen and rose 6.61% versus the Philippine peso, while it lost 8.06% versus the British pound and fell 5.90% against the euro.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Just before the period began, US Treasury yields started to rise due to growing expectations for a December 2016 rate hike and a recognition that inflation pressures were rising. By November, a sharp correction in US Treasury valuations was fully underway, manifesting very quickly after the results of the US election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising, which drove US Treasury yields higher. Once those corrections to yields began, they were quite severe in a very short period of time, demonstrating just how extreme those valuations had become. The US dollar broadly strengthened against a vast set of currencies during November. Growing rate differentials between rising yields in the US and the low to negative yields in the eurozone and Japan also drove significant depreciations of the euro and yen against the US dollar. The US Federal Reserve (Fed) ultimately hiked the federal funds target rate by 25 basis points (0.25%) at its mid-December meeting and indicated that it expected three rate hikes in 2017.

In January 2017, global currencies broadly strengthened against a weakened US dollar, as several emerging markets appeared to rebound from prior months of protectionist trade fears. The Mexican peso weakened to is lowest valuation on record in the days before the inauguration of President Trump on January 20, before strengthening more than 14% over the remainder of the period. However, a number of currencies began to weaken against a broadly stronger US dollar in February and early March, with expectations for a rate hike from the Fed. In other developed markets, the Bank of Japan (BOJ) and European Central Bank (ECB) continued with their quantitative easing (QE) programs throughout the period as short-term yields in Japan and the eurozone remained negative. In April, the ECB

1. Source: J.P. Morgan.

The index is unmanaged and includes reinvested distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Federal Reserve H.10 Report.

3. Source: FactSet.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON GLOBAL CURRENCY FUND

reduced the pace of its monthly purchases, but indicated it would continue its QE program through 2017. In October the ECB announced another reduction in QE scheduled to start in January 2018. In the UK, Prime Minister Theresa May formally triggered Article 50 on March 29 in a written letter to Donald Tusk, president of the European Council, to initiate the Brexit process. The British pound strengthened during the 12-month period.

The Fed raised its policy rate 25 basis points (0.25%) in March and again in June. Comments made by Fed Chair Yellen in June appeared more committed to tightening policy than the Fed appeared to be in recent years. Yellen specifically stated the Fed’s intentions to begin unwinding its balance sheet later in 2017, while remaining on course for a total of three rate hikes for the year and highlighting the need to strengthen financial market stability. However, it was not until the last week of June–after similar comments on potential policy directions were made by the heads of the ECB, Bank of England and Bank of Canada–that markets began to react to the renewed determination from the Fed.

The US dollar broadly weakened during much of the period as policy setbacks and subdued inflation figures dampened expectations for the US economy, inflation and eventual rate hikes over the summer months. However, by mid-September those sentiments began to reverse, as the US dollar began to strengthen, inflation figures picked up and expectations for a December rate hike returned. Those trends largely carried through to the end of the reporting period. The 10-year US Treasury note finished the reporting period with a yield of 2.38%, 54 basis points higher than it was at the beginning of the period. The Mexican peso, Brazilian real and Colombian peso strengthened against the US dollar during much of the period, before weakening in the final month. The Indonesian rupiah and Ghanaian cedi notably weakened against the US dollar during the period, while the Thai baht and Indian rupee appreciated. Among the developed currencies, the euro and Australian dollar appreciated against the US dollar, while the Japanese yen depreciated.

Investment Strategy

For purposes of pursuing its investment goal, the Fund regularly uses various currency-related derivative instruments, principally currency and cross currency forward contracts, but it may also use currency and currency index futures contracts. The Fund generally maintains significant positions in currency-related derivative instruments to implement its currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The results of these transactions may represent a large component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, from time to time, including interest-rate and bond futures contracts and swap agreements (which may include credit default swaps and interest rate swaps). The Fund may use derivative instruments for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

The Fund remained positioned in a number of specific local-currency emerging-market positions, with notable exposures to the Mexican peso, Brazilian real, Colombian peso, Indonesian rupiah, Indian rupee, Ghanaian cedi and Thai baht. We exited our position in the Chilean peso in June. We continued to see resilient macro conditions across a number of

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TEMPLETON GLOBAL CURRENCY FUND

emerging markets that we believe remain undervalued. Specific currencies remain poised to appreciate over the medium-term, in our assessment, particularly in countries with economic resilience and relatively higher, maintainable rate differentials. We also continued to hold net-negative positions in the euro and Japanese yen, through currency forward contracts, based on our expectations for growing rate differentials from ongoing monetary accommodation by the ECB and BOJ and policy tightening from the Fed. The short positions in the euro and yen represented directional views on the currencies as well as hedges against a broadly strengthening US dollar. The short euro position was also a hedge against eurosceptic political risks in Europe. We also continued to hold net-negative positioning in the Australian dollar, through currency forward contracts, based on the Reserve Bank of Australia’s continued leanings toward accommodative rate policy and as a partial hedge against broad-based emerging-market currency risks.

Currency Composition*

10/31/17

	% of Total Net Assets

Americas	148.8%

U.S. Dollar	107.8%

Mexican Peso	21.4%

Brazilian Real	13.6%

Colombian Peso	6.0%

Middle East & Africa	5.6%

Ghanaian Cedi	5.6%

Asia Pacific	(4.7%	)

Indian Rupee	12.1%

Indonesian Rupiah	9.9%

Thailand Baht	4.8%

Japanese Yen	(31.5%	)

Australia & New Zealand	(9.3%	)

Australian Dollar	(9.3%	)

Europe	(40.4%	)

Euro	(40.4%	)

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Europe/Africa

Currency positioning in Europe detracted from absolute and relative performance. The Fund’s net-negative position in the euro, through currency forward contracts, detracted from absolute return. On a relative basis, the Fund’s underweighted position in the euro detracted from relative performance as did its lack of exposure to the British pound, Swedish krona and Danish krone. Currency positioning in Africa also detracted from absolute and relative performance. Exposure to the Ghanaian cedi detracted from absolute return, while overweighted exposure to the Ghanaian cedi detracted from relative return.

Asia Pacific

Currency positioning in Asia contributed to absolute and relative performance during the period. The Fund’s net-negative position in the Japanese yen, through currency forward contracts, contributed to absolute return. However, currency exposure to the Malaysian ringgit detracted from absolute results. On a relative basis, the Fund’s underweighted position in the Japanese yen contributed to relative return. However, the Fund’s overweighted position in the Malaysian ringgit detracted from relative performance.

Americas

Currency positioning in the Americas contributed to absolute and relative performance during the period. The Fund’s exposure to the Brazilian real and the Mexican peso contributed to absolute return. On a relative basis, the Fund’s overweighted positions in the Brazilian real and the Mexican peso contributed to relative return.

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TEMPLETON GLOBAL CURRENCY FUND

Thank you for your continued participation in Templeton Global Currency Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager
Portfolio Management Team

Please note that although the Fund’s Statement of Investments on page 14 of this report indicates the Fund held 50.6% of its total investments in US dollar-denominated assets as of October 31, 2017, its net exposure to the US dollar as of that date was 107.8%. The difference is explained by the Fund’s holdings of currency forward contracts (please see Statement of Investments on pages 14 and 15 of this report) calling for the purchase of various foreign currencies in exchange for US dollars at various future dates. The combination of US dollar denominated instruments with “long” currency forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL CURRENCY FUND

Performance Summary as of October 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 2.25% and the minimum is 0%. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+2.70%	+0.38%
5-Year	-16.14%	-3.90%
10-Year	-3.91%	-0.62%

Advisor
1-Year	+2.91%	+2.91%
5-Year	-14.95%	-3.19%
10-Year	-1.16%	-0.12%

	30-Day Standardized Yield[4]

Share Class	(with waiver)	(without waiver)

A	2.15%	1.78%
Advisor	2.47%	2.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL CURRENCY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL CURRENCY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	1.26%	1.56%
Advisor	1.01%	1.31%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund’s assets are largely invested in foreign currencies, and therefore involve potential for significant gain or loss from currency exchange rate fluctuations. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investment in lower rated bonds include higher risk of default and loss of principal. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

5. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL CURRENCY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value[1]	Value 10/31/17	Period[2,3,4]	Value 10/31/17	5/1/17–10/31/17[3,4]	Ratio[4]

A	$1,000	$995.00	$5.93	$1,019.26	$6.01	1.18%
R6	$1,000	$997.50	$1.81	$1,010.79	$1.82	0.72%
Advisor	$1,000	$996.30	$4.68	$1,020.52	$4.74	0.93%

1. For Classes A and Advisor, 5/1/17 for Actual and Hypothetical. For Class R6, 8/1/17 for Actual and 5/1/17 for Hypothetical.

2. For Classes A and Advisor, 5/1/17–10/31/17. For Class R6, 8/1/17–10/31/17.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period. The multiplier is 92/365 for Actual Class R6 expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN TEMPLETON GLOBAL TRUST

Financial Highlights

Templeton Global Currency Fund

	Year Ended October 31,
	2017	2016	2015	2014	2013
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$7.79	$7.98	$8.97	$9.41	$9.54

Income from investment operations[a]:

Net investment income (loss)[b]	0.26	(0.04)	(0.07)	(0.07)	(0.06)

Net realized and unrealized gains (losses)	(0.05)	(0.15)	(0.92)	(0.37)	(0.07)

Total from investment operations	0.21	(0.19)	(0.99)	(0.44)	(0.13)

Less distributions from net investment income and net foreign currency gains	—	—	—	—	(—)[c]

Net asset value, end of year	$8.00	$7.79	$7.98	$8.97	$9.41

Total return[d]	2.70%	(2.38)%	(11.04)%	(4.68)%	(1.36)%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	1.55%	1.47%	1.20%	1.15%	1.07%

Expenses before waiver and payments by affiliates	1.53%	1.47%	1.20%	1.15%	1.07% [e]

Expenses net of waiver and payments by affiliates and expense reduction	1.15%	1.19%	1.14%	1.11%	1.07% [e]

Net investment income (loss)	3.31%	(0.47)%	(0.86)%	(0.73)%	(0.61)%

Supplemental data

Net assets, end of year (000’s)	$35,190	$47,290	$81,638	$173,792	$265,152

Portfolio turnover rate[f]	—%	—%	—%	—%	—%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fFor the period there were no sales of investments (other than short-term securities).

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FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Currency Fund (continued)

Year Ended October 31, 2017[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.08

Income from investment operations[b]:

Net investment income[c]	0.07

Net realized and unrealized gains (losses)	(0.01)

Total from investment operations	0.06

Net asset value, end of year	$ 8.14

Total return[d]	0.74%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.50%

Expenses before waiver and payments by affiliates	1.48%

Expenses net of waiver and payments by affiliates and expense reduction	0.67%

Net investment income	3.79%

Supplemental data

Net assets, end of year (000’s)	$212

Portfolio turnover rate[f]	—%

aFor the period August 1, 2017 (effective date) to October 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fFor the period there were no sales of investments (other than short-term securities).

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FINANCIAL HIGHLIGHTS

Templeton Global Currency Fund (continued)

	Year Ended October 31,
	2017	2016	2015	2014	2013
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$7.90	$8.07	$9.05	$9.47	$9.56

Income from investment operations[a]:

Net investment income (loss)[b]	0.29	(0.01)	(0.05)	(0.04)	(0.03)

Net realized and unrealized gains (losses)	(0.06)	(0.16)	(0.93)	(0.38)	(0.06)

Total from investment operations	0.23	(0.17)	(0.98)	(0.42)	(0.09)

Less distributions from net investment income and net foreign currency gains	—	—	—	—	(0.00)[c]

Net asset value, end of year	$8.13	$7.90	$8.07	$9.05	$9.47

Total return	2.91%	(2.11)%	(10.83)%	(4.44)%	(0.94)%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	1.30%	1.20%	0.94%	0.87%	0.79%

Expenses before waiver and payments by affiliates	1.28%	1.20%	0.94%	0.87%	0.79% [d]

Expenses net of waiver and payments by affiliates and expense reduction	0.90%	0.92%	0.88%	0.83%	0.79% [d]

Net investment income (loss)	3.56%	(0.20)%	(0.60)%	(0.45)%	(0.33)%

Supplemental data

Net assets, end of year (000’s)	$12,772	$15,696	$25,629	$59,660	$104,673

Portfolio turnover rate[e]	—%	—%	—%	—%	—%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eFor the period there were no sales of investments (other than short-term securities).

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FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments, October 31, 2017

Templeton Global Currency Fund

		Principal Amount			Value

	Foreign Government and Agency Securities (Cost $1,194,128) 2.5%
	Government of Ghana, 24.50%, 4/22/19	4,910,000		GHS	$1,206,563

	Short Term Investments 96.0%
	Foreign Government and Agency Securities 45.5%
	Colombian Tes Corto Plazo, Strip, 3/13/18	9,000,000,000		COP	2,901,701
	Government of Ghana, 23.23%, 2/19/18	5,330,000		GHS	1,226,981
	Government of Indonesia, senior note, FR66, 5.25%, 5/15/18	64,360,000,000		IDR	4,756,114
	Government of Thailand, senior bond, 5.125%, 3/13/18	75,700,000		THB	2,309,878
	Letra Tesouro Nacional, Strip, 1/01/18	13,710	[a]	BRL	4,144,426
[b]	Mexico Treasury Bill, 11/23/17 - 8/16/18	12,810,530	[c]	MXN	6,575,028

	Total Foreign Government and Agency Securities (Cost $22,629,315)				21,914,128

		Shares

	Money Market Funds (Cost $24,353,375) 50.5%
[d,e]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	24,353,375			24,353,375

	Total Investments (Cost $48,176,818) 98.5%				47,474,066
	Other Assets, less Liabilities 1.5%				699,581

	Net Assets 100.0%				$48,173,647

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bThe security was issued on a discount basis with no stated coupon rate.

cPrincipal amount is stated in 10 Mexican Peso Units.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day yield at period end.

At October 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	JPHQ	Sell	577,345	684,283		11/28/17	$10,605	$—
Euro	CITI	Sell	5,392,631	6,459,563		12/01/17	166,032	—
Indian Rupee	BOFA	Buy	185,000,000	2,822,704		12/08/17	24,501	—
Euro	JPHQ	Sell	4,170,000	4,904,900		12/11/17	35,072	—
Australian Dollar	CITI	Sell	829,605	623,201		1/31/18	—	(11,429)
Brazilian Real	JPHQ	Buy	4,750,287	1,464,104		1/31/18	—	(29,305)
Euro	CITI	Sell	2,412,932	2,809,377		1/31/18	—	(17,491)
Japanese Yen	CITI	Buy	93,000,000	830,061		1/31/18	—	(7,967)
Japanese Yen	CITI	Sell	283,693,787	2,570,808		1/31/18	63,034	—
Mexican Peso	CITI	Buy	73,028,700	3,319,486	EUR	2/06/18	—	(146,838)
Australian Dollar	JPHQ	Sell	2,070,549	1,531,792		2/22/18	—	(51,943)
Indian Rupee	JPHQ	Buy	199,000,000	3,044,210		2/22/18	—	(7,062)
Australian Dollar	CITI	Sell	2,940,390	2,196,795		2/28/18	—	(52,196)
Japanese Yen	JPHQ	Sell	488,755,890	4,434,004		2/28/18	106,803	—
Japanese Yen	CITI	Sell	715,868,800	6,550,626		3/01/18	212,326	—

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FINANCIAL HIGHLIGHTS

Templeton Global Currency Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Brazilian Real	CITI	Buy	3,168,000	820,046	EUR	4/03/18	$ —	$ (14,292)
Japanese Yen	JPHQ	Sell	317,900,000	2,837,190		7/12/18	62	—

Total Forward Exchange Contracts							$ 618,435	$ (338,523)

Net unrealized appreciation (depreciation)							$ 279,912

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 28.

See Note 8 regarding other derivative information.

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FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements

Statement of Assets and Liabilities

October 31, 2017

Templeton Global Currency Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$23,823,443
Cost - Non-controlled affiliates (Note 3f)	24,353,375

Value - Unaffiliated issuers	$23,120,691
Value - Non-controlled affiliates (Note 3f)	24,353,375
Restricted cash for OTC derivative contracts (Note 1d)	290,000
Foreign currency, at value (cost $306,043)	304,717
Receivables:
Capital shares sold	5,740
Interest	190,625
Unrealized appreciation on OTC forward exchange contracts	618,435
Other assets	17

Total assets	48,883,600

Liabilities:
Payables:
Capital shares redeemed	30,551
Distribution fees	7,515
Transfer agent fees	26,886
Collateral due to brokers on: OTC derivative contracts	290,000
Unrealized depreciation on OTC forward exchange contracts	338,523
Deferred tax	9,638
Accrued expenses and other liabilities	6,840

Total liabilities	709,953

Net assets, at value	$48,173,647

Net assets consist of:
Paid-in capital	$55,198,793
Undistributed net investment income	1,817,347
Net unrealized appreciation (depreciation)	(436,819)
Accumulated net realized gain (loss)	(8,405,674)

Net assets, at value	$48,173,647

Class A:
Net assets, at value	$35,190,237

Shares outstanding	4,396,905

Net asset value per share[a]	$8.00

Maximum offering price per share (net asset value per share ÷ 97.75%)	$8.18

Class R6:
Net assets, at value	$ 211,790

Shares outstanding	26,021

Net asset value and maximum offering price per share	$8.14

Advisor Class:
Net assets, at value	$12,771,620

Shares outstanding	1,570,328

Net asset value and maximum offering price per share	$8.13

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended October 31, 2017

Templeton Global Currency Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$87,622
Interest:
Unaffiliated issuers	2,332,079

Total investment income	2,419,701

Expenses:
Management fees (Note 3a)	353,028
Distribution fees: (Note 3c)
Class A	101,974
Transfer agent fees: (Note 3e)
Class A	99,095
Class R6	82
Advisor Class	32,657
Custodian fees (Note 4)	22,970
Reports to shareholders	24,816
Registration and filing fees	78,447
Professional fees	85,434
Trustees’ fees and expenses	1,031
Other	5,188
Total expenses	804,722

Expense reductions (Note 4)	(8,713)
Expenses waived/paid by affiliates (Note 3f and 3g)	(205,591)

Net expenses	590,418

Net investment income	1,829,283

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(915,885)
Foreign currency transactions	642,346
Forward exchange contracts	1,111,123

Net realized gain (loss)	837,584

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(500,677)
Translation of other assets and liabilities denominated in foreign currencies	(4,553)
Forward exchange contracts	(575,695)
Change in deferred taxes on unrealized appreciation	(9,638)

Net change in unrealized appreciation (depreciation)	(1,090,563)

Net realized and unrealized gain (loss)	(252,979)

Net increase (decrease) in net assets resulting from operations	$1,576,304

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FRANKLIN TEMPLETON GLOBAL TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Currency Fund

	Year Ended October 31,
	2017	2016

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,829,283	$(345,214)
Net realized gain (loss)	837,584	(4,256,200)
Net change in unrealized appreciation (depreciation)	(1,090,563)	1,710,520

Net increase (decrease) in net assets resulting from operations	1,576,304	(2,890,894)

Capital share transactions: (Note 2)
Class A	(13,283,941)	(32,091,151)
Class R6	211,282	—
Advisor Class	(3,315,998)	(9,298,772)

Total capital share transactions	(16,388,657)	(41,389,923)

Net increase (decrease) in net assets	(14,812,353)	(44,280,817)
Net assets:
Beginning of year	62,986,000	107,266,817

End of year	$48,173,647	$62,986,000

Undistributed net investment income included in net assets:
End of year	$1,817,347	$—

Accumulated net investment loss included in net assets:
End of year	$—	$(1,032,715)

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FRANKLIN TEMPLETON GLOBAL TRUST

Notes to Financial Statements

Templeton Global Currency Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Templeton Global Currency Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Fund began offering a new class of shares, Class R6.

As approved by the Trust’s Board of Trustees (the Board), the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year for the period ended December 31, 2017.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Board, the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions,

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Restricted Cash

At October 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian / counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ

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FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended October 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	265,802	$2,103,138	1,197,952	$9,298,741
Shares redeemed	(1,938,171)	(15,387,079)	(5,359,919)	(41,389,892)
Net increase (decrease)	(1,672,369)	$(13,283,941)	(4,161,967)	$(32,091,151)
Class R6 Shares[a]:
Shares sold	26,023	$211,299
Shares redeemed	(2)	(17)
Net increase (decrease)	26,021	$211,282
Advisor Class Shares:
Shares sold	389,538	$3,137,232	714,338	$5,561,765
Shares redeemed	(806,558)	(6,453,230)	(1,904,266)	(14,860,537)
Net increase (decrease)	(417,020)	$(3,315,998)	(1,189,928)	$(9,298,772)

[a]For the period August 1, 2017 (effective date) to October 31, 2017.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.600%	In excess of $500 million

For the year ended October 31, 2017, the effective investment management fee rate was 0.650% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.45% per year of its average daily net assets. The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$646
CDSC retained	$38

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the year ended October 31, 2017, the Fund paid transfer agent fees of $131,834 of which $53,887 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	16,280,822	31,308,603	(23,236,050)	24,353,375	$24,353,375	$87,622	$—	$—

g. Waiver and Expense Reimbursements

Effective August 19, 2016, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A and Advisor Class of the Fund do not exceed 0.90% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

At October 31, 2017, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2019	$63,831
Capital loss carryforwards not subject to expiration:
Short term	6,878,890
Long term	1,462,951
Total capital loss carryforwards	$8,405,672

On October 31, 2017, the Fund had expired capital loss carryforwards of $276,805, which were reclassified to paid-in capital.

At October 31, 2017, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$48,513,320
Unrealized appreciation	$684,708
Unrealized depreciation	(1,444,050)
Net unrealized appreciation (depreciation)	$(759,342)
Distributable earnings - undistributed ordinary income	$2,154,947

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2017, aggregated $1,205,120 and $—, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At October 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC	$618,435	Unrealized depreciation on OTC	$338,523
	forward exchange contracts		forward exchange contracts

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FRANKLIN TEMPLETON GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued) 8. Other Derivative Information (continued)
For the year ended October 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Foreign exchange contracts	$1,111,123	Foreign exchange contracts	$(575,695)

For the year ended October 31, 2017, the average month end notional amount of forward exchange contracts was $61,614,162.

At October 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$618,435	$338,523

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At October 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BOFA	$ 24,501	$ —	$ —	$ —	$24,501
CITI	441,392	(250,213)	—	(191,179)	—
JPHQ	152,542	(88,310)	—	—	64,232
Total	$618,435	$(338,523)	$ —	$(191,179)	$88,733

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

At October 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BOFA	$ —	$ —	$ —	$ —	$ —
CITI	250,213	(250,213)	—	—	—
JPHQ	88,310	(88,310)	—	—	—
Total	$338,523	$(338,523)	$ —	$ —	$ —

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 28.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended October 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Currency Fund (continued)

10. Fair Value Measurements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$1,206,563	$—	$1,206,563
Short Term Investments	24,353,375	21,914,128	—	46,267,503
Total Investments in Securities	$24,353,375	$23,120,691	$—	$47,474,066

Other Financial Instruments:
Forward Exchange Contracts	$—	$618,435	$—	$618,435

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$338,523	$—	$338,523

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency
BOFA	Bank of America Corp.	BRL	Brazilian Real
CITI	Citigroup, N.A.	COP	Colombian Peso
JPHQ	JPMorgan Chase N.A.	EUR	Euro
		GHS	Ghanaian Cedi
		IDR	Indonesian Rupiah
		MXN	Mexican Peso
		THB	Thailand Baht

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Global Trust and Shareholders of Templeton Global Currency Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Currency Fund (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2017

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1993	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	42	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	133	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (August 2017-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2016	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President -Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President -Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	42	El Oro Ltd (investments) (2003-present).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

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Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	155	None
Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	139	None
Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since June 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964)	Vice	Vice	Not Applicable	Not Applicable
300 S.E. 2nd Street	President	President
Fort Lauderdale, FL 33301-1923	and	since 2011
	Secretary	and
Secretary
since 2016

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since August 2016. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since August 2016, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL CURRENCY FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	35

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Annual Report and Shareholder Letter

Templeton Global Currency Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	412 A2017 12/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,796 for the fiscal year ended October 31, 2017 and $45,763 for the fiscal year ended October 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended October 31, 2017 and $436,180 for the fiscal year ended October 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, review of system processes related to fixed income securities, and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended October 31, 2017 and $436,180 for the fiscal year ended October 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date December 27, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financal Officer and Chief Accounting Officer
Date December 27, 2017